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                                                                   EXHIBIT 10.13

                                                           [ENGLISH TRANSLATION]

                                    No.: Guang Shi Gong Si Gao Bao Zi 2005 No. 2

                        MAXIMUM AMOUNT GUARANTEE CONTRACT

================================================================================

                              CHINA EVERBRIGHT BANK

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                                TABLE OF CONTENTS

CHAPTER I    GENERAL PROVISIONS..........................................     2

CHAPTER II   DEFINITIONS.................................................     2

CHAPTER III  TYPE AND AMOUNT OF THE PRINCIPAL CLAIM GUARANTEED...........     2

CHAPTER IV   TYPE OF GUARANTEE...........................................     3

CHAPTER V    SCOPE OF GUARANTEE..........................................     3

CHAPTER VI   TIME LIMIT FOR THE GRANTEE TO PERFORM ITS DEBT..............     3

CHAPTER VII  GUARANTEE PERIOD............................................     4

CHAPTER VIII DOCUMENTS TO BE SUBMITTED BY THE GRANTEE....................     4

CHAPTER IX   REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.............     5

CHAPTER X    GUARANTOR'S COVENANTS.......................................     6

CHAPTER XI   NATURE AND EFFECTIVENESS OF GUARANTEE.......................     8

CHAPTER XII  EVENTS OF DEFAULT...........................................     8

CHAPTER XIII OTHER AGREEMENTS............................................     9

CHAPTER XIV  GOVERNING LAW AND DISPUTE RESOLUTION........................    10

CHAPTER XV   EFFECTIVENESS, DISCHARGE OF AND AMENDMENT TO CONTRACT.......    10

CHAPTER XVI  EXHIBITS....................................................    11

CHAPTER XVII MISCELLANOUS................................................    11

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                        MAXIMUM AMOUNT GUARANTEE CONTRACT

Guarantor:            Baoding Tianwei Baobian Electric Co., Ltd.
                      (the "Guarantor")

Address:              28 Jingxiu Street, Baoding High-tech Industrial
                      Development Zone

Zip Code:             050110

Legal Representative: Ding Qiang

Attorney-in-fact:     Jing Chongyou

Handled by:           Liu Huihui

Telephone:            ___________

Fax:                  ___________

Bank:                 ___________

Bank Account:         ___________

Grantor:              China Everbright Bank, Shijiazhuang Sub-branch
                      (the "Grantor")

Address:              29, Jianshe South Road, Shijiazhuang

Zip Code:             050011

Legal Representative/
Responsible Person:   Jiang Fangming

Attorney-in-fact:     ___________

Handled by:           Zhang Weibing

Telephone:            0311-86215794

Fax:                  0311-86065604

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                                    CHAPTER I

                               GENERAL PROVISIONS

          In order to ensure the performance of the Comprehensive Credit Agreement (No. Shijiazhuang Sub-branch, China Everbright Bank) entered into by Baoding Tianwei Yingli New Energy Resources Co., Ltd. (the "Grantee") and the Grantor on September 26, 2005 ("Comprehensive Credit Agreement"), the Guarantee is willing to provide a maximum amount guarantee with joint and several liability to the Grantor for purposes of guaranteeing the Grantee's full satisfaction of all of its indebtedness incurred under the Comprehensive Credit Agreement when due.

          The Grantor has agreed to accept the guarantee provided by the Guarantor after its review. Based on the principle of equality and mutual benefits, in accordance with the relevant laws and regulations of the People's Republic of China (the "PRC"), this contract (this "Contract") is hereby formulated to provide for the rights and obligations of the Guarantor and Grantor.

                                   CHAPTER II

                                   DEFINITIONS

          Article 1 As used in this Agreement, the following terms have the meanings specified below, unless otherwise provided in the context or otherwise interpreted as required hereunder:

          "Master Contract" shall mean each of the Comprehensive Credit Agreement between the Guarantor and Grantor and the credit business contract or agreement entered into by the Grantor and Grantee with respect to each specific credit business pursuant to the Comprehensive Credit Agreement.

          "Credit Business Contract or Agreement " shall mean each credit business contract or agreement entered into by the Grantor and Grantee with respect to any on or off balance sheet credit extended by the Grantor to the Grantee pursuant to the Comprehensive Credit Agreement, including, but not limited to, loan, trade finance, discount, acceptance, letter of credit, performance bond and guarantee in RMB and foreign currency (collectively, "Specific Credit Business").

                                   CHAPTER III

                TYPE AND AMOUNT OF THE PRINCIPAL CLAIM GUARANTEED

          Article 2 The principal claim guaranteed by the Guarantor shall be all


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creditor's rights incurred under all Credit Business Contracts or Agreements entered into by the Grantor and Grantee pursuant to the Comprehensive Credit Agreement, and the maximum amount of the principal of the principal claim guaranteed shall be the comprehensive credit line as agreed under the Comprehensive Credit Agreement, i.e. Renminbi Forty Million Yuan.

                                   CHAPTER IV

                                FORM OF GUARANTEE

          Article 3 The guarantee hereunder shall be a joint and several liability guarantee.

                                    CHAPTER V

                               SCOPE OF GUARANTEE

          Article 4 The scope of guarantee hereunder shall cover: all principal and interest of the principal claim, compound interest, commission, liquidated damages, damages and fees for realization of creditors' rights (including litigation fees, attorney's fees, notarization fees and enforcement fees) as well as all other fees due that shall be repaid or paid by the Grantee to the Grantor under the Master Contract (collectively, "Guaranteed Indebtedness").

          Article 5 The certificate of the Grantor that sets forth any Guaranteed Indebtedness or any amount payable hereunder shall be conclusive evidence of the creditor-debtor relationship of the parties binding upon the Guarantor.

                                   CHAPTER VI

                 TIME LIMIT FOR THE GRANTEE TO PERFORM ITS DEBT

          Article 6 The time limit for the Guarantee to perform its debt shall be the expiration date of the performance period during which the Grantee shall have repaid the debts or made the payments as agreed in each Credit Business Contract or Agreement under the Comprehensive Credit Agreement, or any date on which any Credit Business Contract or Agreement becomes due prior to maturity upon the occurrence of any event as provided under law or any event as agreed.


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                                   CHAPTER VII

                                GUARANTEE PERIOD

          Article 7 The guarantee period for each Specific Credit Business under the credit agreement shall be calculated separately, which shall be two (2) years from the expiration date of the Grantee's debt performance period as agreed under the Credit Business Contract or Agreement (or the premature date in the event that the Credit Business Contract or Agreement becomes due prior to maturity upon the occurrence of any event as provided under law or any event as agreed).

                                  CHAPTER VIII

                   DOCUMENTS TO BE SUBMITTED BY THE GUARANTOR

          Article 8 The Guarantor shall ensure that the Grantor shall have received the following documents furnished by the Guarantor prior to the initial use of the Specific Credit Business provided by the Grantor under the Master Contract by the Grantee:

          1. A original copy of this Contract effectively signed by the legal representative or attorney-in-fact of the Guarantor and sealed with the corporate seal;

          2. Articles of Association of the Guarantor and the most recent inspected Enterprise Legal Person Business License or Institutional Legal Person Certificate showing that it has passed the annual inspection, or any other document certifying that the Guarantor is validly existing;

          3. Financial statements or other materials certifying the creditworthiness of the Guarantor;

          4. Resolutions of the Board of Directors or any other internal organization of the Guarantor that has the power to decide on the matters of this guarantee approving the provision of this guarantee by the Guarantor pursuant to this Contract;

          5. Any other document as reasonably requested by the Grantor to be provided by the Guarantor.

          If any of the documents described above is provided in duplicate copy, the duplicate copy shall be sealed by the Guarantor with corporate seal confirming that such copy is true, complete and valid.


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                                   CHAPTER IX

                 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

          Article 9 The Guarantor hereby represents and warrants to the Grantor as follows:

          1. The Guarantor is a legal person entity/other organization incorporated and validly existing under the laws of the PRC with independent capacity for civil acts, and has all power, authorization and authority to bear civil liability to the extent of all of its assets and to carry out its business activities.

          2. The Guarantor has full power, authorization and authority to execute this Contract and consummate the transactions contemplated hereby, and has taken or obtained all acts of a legal person and other actions and consents necessary for the execution and performance of this Contract. This Contract has been duly signed and sealed with corporate seal by the legal representative or attorney-in-fact of the Guarantor.

          3. The Guarantor has carefully read and fully understood the content of this Contract and the Master Contract and is willing to execute and perform this Contract, and all expression of its intention set forth herein is true.

          4. All documents, materials, statements and evidence provided by the Guarantor to the Grantor are accurate, true, complete and valid, and the duplicate copies of the documents provided are consistent with the originals thereof.

          5. The Guarantor has obtained all governmental approvals and other party consents necessary for the execution of this Contract, and the execution and performance of this Contract by the Guarantor does not violate any legal person organization document/approval document (if any ) or any other contract or agreement to which it is a party. The guarantee hereunder is not subject to any restriction.

          6. In order to ensure that this Contract is legal, valid and enforceable, the Guarantor shall or will have completed all necessary registrations, filings or notarization procedures.

          7. This Contract is legal and valid and constitutes a legally binding obligation of the Guarantor.


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          8.   There are no actions, arbitrations or administrative proceedings involving the Guarantor or any of its material operating assets which would have a material adverse effect on the financial position of the Guarantor or its ability to perform its obligations hereunder.

          9.   No event of default has occurred or is continuing.

          Article 10 The representations and warranties of the Guarantor set forth above shall at all times be accurate and true during the effective term hereof, and the Guarantor shall provide any further documents from time to time as requested by the Grantor.

                                    CHAPTER X

                              GUARANTOR'S COVENANTS

          Article 11 Prior to full satisfaction of the Guaranteed Indebtedness, the Guarantor shall comply with the following terms:

          1. The Guarantor shall immediately notify the Grantor of any of the following events:

          (i)  occurrence of any event of default;

          (ii) any action, arbitration or administrative proceeding involving the Guarantor or any of its material operating assets;

          (iii) deterioration of the financial position, winding-up, close-down, declared bankruptcy, dissolution, cancellation of business license/institutional legal person certificate or revocation of the Guarantor.

          2. During the effective term hereof, so long as the Guaranteed Indebtedness has not been fully satisfied, without the prior written consent of the Grantor, the Guarantor shall not enter into any joint operation, contractual operation, lease, merger, split-off, joint-stock restructuring or make any arrangement with respect to any other change in operation model and ownership structure; provided that in the event that, pursuant to the requirements of operation or as required by any adjustment of any national policy or law, the Guarantor enters into any joint operation, contractual operation, lease, merger, split-off, joint-stock restructuring or effects any change in its operation model and ownership structure, the Guarantor shall obtain the prior consent of the Grantor and make the arrangements satisfactory to the Grantee with respect to its liabilities and obligations with respect to the


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               guarantee hereunder.

          3. During the effective term hereof, so long as the Guaranteed Indebtedness has not been fully satisfied, without the prior written consent of the Grantor, the Guarantee shall not sell, transfer, divide or otherwise dispose any material operating assets.

          4. During the effective term hereof and prior to full satisfaction of the Guaranteed Indebtedness, the Guarantor shall not exercise its right of recourse or make any claim against the Grantee with respect to any payment made by it on behalf of the Grantee to the Grantor or any other creditor's right that it might have against the Grantee.

          5. During the effective term hereof, in the event that the Guarantor registers any change with the relevant administration of industry and commerce, it shall notify the Grantor within ten (10) business days after such change and deliver the duplicate copy of the relevant registration documents to the Grantor.

          6. In the event that the Grantee fails to repay any Guaranteed Indebtedness that has become due and payable in a timely manner, the Guarantee shall, within seven (7) business days from the date on which the Guarantor has received the written payment notice from the Grantor, unconditionally repay such debt on behalf of the Grantee in the way as requested by the Grantor.

          7. In the event that the Guarantor fails to make any payment hereunder in a timely manner as requested by the Grantor, the Grantor shall have the right to directly deduct such payment from any account opened by the Guarantor with the Grantor or any other branch of the Grantor without the prior consent of the Guarantor.

          8. Upon request by the Grantor, the Guarantor shall immediately reimburse the Grantor or indemnify it against the following costs and losses:

          (i) all costs and expenses incurred by the Grantor in connection with the realization of its rights hereunder (including attorney's fees, litigation fees, enforcement fees and all other out-of-pocket expenses).

          (ii) any other losses suffered by the Grantor resulting from any breach of this Contract by the Guarantor.


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                                   CHAPTER XI

                      NATURE AND EFFECTIVENESS OF GUARANTEE

          Article 12 This Contract is independent form the Master Contract. The invalidity or revocation of the Master Contract for any reason shall have no effect on the validity of this Contract or any obligation or liability of the Guarantor hereunder. The joint and several liability of the Guarantor hereunder shall be extended to the legal responsibilities of the Grantee upon ineffectiveness of the Master Contract (including, but not limited to, reimbursement and indemnification for losses).

          No consent of the Guarantor shall be required for any change in the content of the Master Contract between the Grantor and Grantee, except for any renewal of the principal claim or any increase of the amount of the principal claim, and the Guarantor shall not be released from any of its liabilities with respect to its guarantee hereunder. In the event of any renewal of the Master Contract without the consent of the Guarantor, the Guarantor shall be responsible for its liabilities with respect to the guarantee during the original guarantee period. In the event that the parties to the Master Contract have agreed to increase the amount of the Guaranteed Indebtedness without the consent of the Guarantor, the Guarantor shall be responsible for its liabilities with respect to the guarantee to the extent of the amount of the original Guaranteed Indebtedness.

          Article 13 The guarantee created hereunder shall be independent from any other guarantee obtained by the Grantor with respect to the Guaranteed Indebtedness. The Grantor shall not be required to enforce any other guarantee (whether for property or person) or take any other remedial measure against the Grantee or any other third party before its exercise of the rights hereunder.

                                   CHAPTER XII

                                EVENTS OF DEFAULT

          Article 14 Any of the following events or circumstances shall constitute an event of default by the Guarantor hereunder:

          1. Any event of default under the Master Contract shall have occurred;

          2. Any representation or warranty made by the Guarantor hereunder shall have been confirmed to be incorrect or untrue;

          3. Any provision of the Master Contract shall no longer be fully legal or valid for any reason, or terminated or limited for any reason;


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          4.   The Guarantor shall have suspended or stopped business operation or is subject to bankruptcy, liquidation, close-down or any other similar proceeding, or an petition shall be filed seeking the bankruptcy or liquidation of the Guarantor, or the Guarantor shall be wound up or suspended as determined by the competent government authority;

          5. Any action, arbitration or administrative proceeding shall have been brought against the Guarantor or any of its material operating assets;

          6. The Guarantor shall have breached any of its other obligations hereunder, or any other event shall have occurred which, in the Grantor's opinion, would have a material adverse effect on any of its rights hereunder.

          Article 15 Upon the occurrence of any event of default set forth above, the Grantor shall have the right to take one or more of the following measures, as the case may be:

          1. To take any remedial measure in the event of any breach that it may be entitled to take hereunder;

          2. To request the Guarantor to bear its liabilities with respect to the guarantee hereunder as agreed herein;

          3. To exercise any other security interest it may be entitled to with respect to the Guaranteed Indebtedness.

                                  CHAPTER XIII

                                OTHER AGREEMENTS

          Article 16 Without the prior consent of the Grantor, the Guarantor shall not transfer or otherwise dispose any or all of its obligations hereunder.

          Article 17 Any grace period, preferential treatment or moratorium granted by the Grantor to the Guarantor shall not affect, damage or limit any right that the Grantor may be entitle to under this Contract, any law or regulation; nor shall it operate as a waiver by the Grantor of any of its rights or interests hereunder, or affect any responsibility or obligation of the Guarantor hereunder.


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          Article 18 Any provision of this Contract or any content thereof held to be invalid for any reason shall not affect the effectiveness of this Contract and the remaining provisions of this Contract or any other content of such provision.

          Article 19 The Grantor shall repay in full the Guaranteed Indebtedness hereunder, and shall not make any claim of set-off or create any condition thereto.

          Article 20 All notices and requests sent by the parties to each other hereunder shall be in writing and sent to the respective parties at the addresses or fax numbers first above written herein. In event of any change in the address or fax number of any party, it shall promptly notify the other party.

          Communications between the parties shall be deemed to have been given or received (i) upon delivery if personally delivered, (ii) on the third (3rd) day after delivery if delivered by the registered mail and (iii) at the time of transmission if sent by facsimile; provided, however, that any document sent by the Guarantor to the Grantor shall be deemed to have been given upon receipt by the Grantor.

                                   CHAPTER XIV

                      GOVERNING LAW AND DISPUTE RESOLUTION

          Article 21 This Contract and any matter in connection herewith shall be governed by, and construed in accordance with, the laws of the PRC.

          Article 22 Any dispute arising from or in connection with this Contract shall be settled through friendly consultation between the parties. If no settlement can be reached through such consultation, then any party may bring an action before the People's Court in the jurisdiction in which the Grantor is located.

                                   CHAPTER XV

           EFFECTIVENESS, DISCHARGE OF AND AMENDMENT TO THIS CONTRACT

          Article 23 This Contract shall become effective on the date on which this Contract has been executed by the legal representatives or attorney-in-facts of the Guarantor and the Grantor and sealed with corporate seals.

          Article 24 This Contract may not be amended or discharged by any party without authorization after this Contract comes into effect. Any amendment to or discharge of this Contract shall be agreed by the Guarantor and Grantor by entering into an instrument in writing upon consultation. Before entering into such written instrument, all provisions of this Contract shall nevertheless remain in full force and effect.


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                                   CHAPTER XVI

                                    EXHIBITS

          Article 25 The Guarantor and Grantor shall separately enter into a written agreement with respect to any matter not addressed herein which shall be attached hereto as an exhibit. The exhibits attached hereto shall be an integral part of this Contract and have the same legal validity as the text of this Contract.

          Article 26 The exhibits to this Contract are as follows:

          1. [INFORMATION MISSING IN THE ORIGINAL DOCUMENT]

          2. [INFORMATION MISSING IN THE ORIGINAL DOCUMENT]

                                  CHAPTER XVII

                                  MISCELLANEOUS

          Article 27 This Contract shall be executed in three (3) original copies with each of the Guarantor and the Grantor holding one (1) copy, all of which shall have the same legal validity.

          Article 28 The Guarantor and the Grantor have executed this Agreement in Shijiazhuang on September 26, 2005.


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[SIGNATURE PAGE]

Guarantor (Seal):
Baoding Tianwei Baobian Electric Co., Ltd.


Legal Representative:                    /s/ Jing Chongyou
                                         ----------------------------
(or Attorney-in-fact)


Grantor (Seal):
China Everbright Bank, Shijiazhuang Sub-branch


Legal Representative/Responsible Person: /s/ Dai Weidong
                                         -----------------------------
(or Attorney-in-fact)


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